EXHIBIT 10.14

                              EMPLOYMENT AGREEMENT

     THIS EMPLOYMENT AGREEMENT made and entered into this 21 day of August, 1996, by and between AMERICAN MEDICAL SECURITY, INC., a Delaware corporation (the "Corporation") and SCOTT B. WESTPHAL (the "Employee").

                                   WITNESSETH:

     WHEREAS, the Employee desires to be employed by the Corporation and the Corporation desires to employ the Employee; and

     WHEREAS, the Corporation and the Employee desire to set forth in this Agreement the terms and conditions under which the Employee is to be employed by the Corporation.

     NOW, THEREFORE, the Corporation and the Employee, in consideration of the mutual promises hereinafter set forth, do hereby promise and agree as follows:

                                    ARTICLE I
                                      TERM

     The term of the Employee's employment under this Agreement shall commence effective as of the date hereof and shall continue until terminated by either party as set forth in Article V, below.

                                   ARTICLE II
                                EMPLOYMENT DUTIES

     During the term of the Employee's employment hereunder, the Corporation shall employ the Employee and the Employee shall serve the Corporation as a Vice President of the Corporation. The Employee shall be subject to the authority and direction of the President of the Corporation and those persons appointed by the President of the Corporation to have authority and direction over the Employee. The Employee shall devote his entire working time and efforts to the business affairs of the Corporation and shall faithfully and to the best of his ability perform his duties hereunder.

                                   ARTICLE III
                                  COMPENSATION

     3.1 BASE SALARY. The Corporation shall pay to the Employee an annual base salary in an amount equal to One Hundred Thousand Dollars ($100,000). The Employee's base salary shall be payable in equal installments not less frequently than bi-weekly.

     3.2 ADJUSTMENT TO BASE SALARY. From time to time, but not less than annually, Employee's base salary shall be reviewed and any salary increases will be given based upon merit as determined by a performance evaluation.

     3.3 PERFORMANCE BONUS. Any additional compensation payable to the Employee under this Article III shall be in the form of a bonus or bonuses and the time or times payable and the amount or amounts thereof shall be a matter solely within the discretion of the President of the Corporation. Nothing contained herein shall be deemed to require the Corporation to pay any bonus to the Employee at any time during the term of this Agreement or any extension thereof.

     3.4 OTHER COMPENSATION. In addition to the compensation referred to in Paragraphs 3.1, 3.2 and 3.3, above, the Employee shall be eligible to participate in any other compensation plan which may become available to most other employees of a similar supervisory level (e.g., deferred compensation, stock option or shadow stock plans), provided, however, that the levels of the Employee's participation in such plans shall be solely within the discretion of the Corporation.

     3.5 WITHHOLDING TAXES. The Corporation shall deduct from all payments to the Employee hereunder any federal, state or local withholding or other taxes or charges which the Corporation has from time-to-time been required to deduct under applicable law, and all amounts payable to the Employee hereunder are stated herein before any such deductions. The Corporation shall have the right to rely upon a written opinion of local counsel, which may be independent legal counsel or legal counsel regularly employed by the Corporation, if any questions should arise as to any such deductions.

                                   ARTICLE IV
                      CONFIDENTIALITY AND NON-SOLICITATION

     4.1 CONFIDENTIAL INFORMATION: INTELLECTUAL PROPERTY.

          (i) Employee acknowledges that Employee will be required to use his personal intellectual skills on behalf of the Corporation and that it is reasonable and fair that the fruits of such skills should inure to the sole benefit of the Corporation. Employee further acknowledges that Employee already has and will acquire information of a confidential nature relating to the operation, finances, business relationships and trade secrets of the Corporation. During Employee's employment and for a period of one (1) year following termination thereof, within the geographical area in which such use, publication or disclosure could harm the Corporation's existing or potential business interests, Employee will not use (except for use in the course of the Employee's regular authorized duties on behalf of the Corporation), publish, disclose or authorize anyone else to use, publish or disclose, without the prior written consent of the Corporation, any confidential information pertaining to the Corporation or its affiliated entities, including, without limitation, any information relating to existing or potential business, customers, trade or industrial practices, plans, costs, processes, technical or engineering data, or trade secrets; PROVIDED, HOWEVER, that following termination of the Employee's employment, Employee shall be prohibited from ever using, publishing, disclosing or authorizing anyone else to use, publish or disclose any confidential information which constitutes a trade secret under applicable law. Employee shall not remove or retain any figures, calculations, formulae, letters, papers, software, abstracts, summaries, drawings, blueprints, diskettes, or any other material, or copies thereof, which contain or embody any confidential information of the Corporation, except for the use in the course of Employee's regular authorized duties on behalf of the Corporation or with the prior written consent of the Corporation. Notwithstanding the foregoing, the Employee has no obligation to refrain from using, publishing or disclosing any confidential information which is or hereafter shall become available to the public otherwise than by use, publication or disclosure by Employee. This prohibition also does not prohibit Employee's use of general skills and know-how acquired during and prior to employment, as long as such use does not involve the use, publication or disclosure of the Corporation's confidential information.

          (ii) AGREEMENT TO TRANSFER. Employee shall, without further payment, assign, transfer and set over, and does hereby assign, transfer and set over, to the Corporation, its successors and assigns, all Employee's rights, title and interest in and to all trade secrets, secret processes, inventions, improvements, patents, patent applications, trademarks, trademark applications, copyrights and any and all intellectual property rights which Employee solely or jointly with others has conceived, made, acquired or suggested at any time during employment or within a one (1) year period after termination of employment and which relate to the existing or potential products, processes, work, research or other activities of the Corporation.

     4.2 NON-SOLICITATION. For a period of one (1) year after termination of Employee's employment,Employee will not solicit, or assist any person or entity to solicit, any employee, customer, supplier or other person having business relations with the Corporation to terminate such employee's employment or terminate or curtail such customer's, supplier's or other person's business relationship with the Corporation.

     4.3 RETURN OF DOCUMENTS. Immediately upon termination of employment, Employee will return to the Corporation, and upon request, so certify in writing to the Corporation, that Employee has returned to the Corporation all the Corporation's papers, documents and things, including information stored for use in or with the computers and software applicable to the Corporation's business (and all copies thereof), which are in Employee's possession or under Employee's control, regardless of whether such papers, documents or things contain confidential information or trade secrets.

                                    ARTICLE V
                            TERMINATION OF EMPLOYMENT

     5.1 MANNER AND EFFECT OF TERMINATION. Employee's employment hereunder may be terminated by the Corporation or the Employee at any time.

     5.2 CONSEQUENCES OF TERMINATION. In the event that the Employee voluntarily terminates his employment or the Corporation terminates his employment for cause, the Employee shall be entitled to receive only his base salary, as adjusted from time to time pursuant to Section 3.2, above (the "Base Salary"), accrued to the date of termination of his employment. In the event that the Employee's employment is terminated by the Corporation not for cause, the Employee shall continue to receive the Base Salary for a period commencing on the date of termination and ending on the later of: (i) one year after the date of termination; or (ii) two years after the date of the UWS Buyout. For purposes of this Agreement, the date of the UWS Buyout shall be the date that United Wisconsin Services, Inc. purchases a majority of the stock of the Corporation or otherwise acquires majority control of the Corporation. For purposes of this Agreement, only the occurrence of one or more of the following acts shall be a basis for termination for cause:

          (i) the willful and continued failure of the Employee to substantially perform his duties for the Corporation;

          (ii) use of alcohol or  non-prescription  drugs in such a manner as to
     interfere  with  the   performance   of  the  Employee's   duties  for  the
     Corporation;

          (iii) willful conduct by the Employee which is demonstrably and materially injurious to the Corporation, monetarily or otherwise; or

          (iv) conviction of the Employee of a felony or misdemeanor which, in the reasonable judgment of the board of directors of the Corporation, is likely to have a material adverse effect on the business or reputation of the Employee or the Corporation, or which substantially impairs the Employee's ability to perform his duties for the Corporation.

                                   ARTICLE VI
                                    EXPENSES

     During the term of the Employee's employment hereunder, the Corporation shall pay or reimburse the Employee for all reasonable and necessary business expenses incurred by the Employee in the interest of the Corporation. The Employee shall be required to submit an itemized account of such expenditures and such proof as may be necessary to establish to the satisfaction of the Corporation that the expenses incurred by the Employee were ordinary and necessary business expenses incurred on behalf of the Corporation.

                                   ARTICLE VII
                                 FRINGE BENEFITS

     During the term of the Employee's employment hereunder, he shall be entitled to participate in any individual or group life insurance, health insurance, qualified pension or profit sharing plan or any other fringe benefit program which the Corporation may from time-to-time make available to its similarly situated employees, and in particular to its executive level officers, but the Employee acknowledges that he shall have no vested rights in any such program except as expressly provided under the terms thereof and that such programs may be terminated as well as supplemented.

                                  ARTICLE VIII
                                WAIVER OF BREACH

     The waiver by the Corporation of any breach of any provision of this Agreement by the Employee shall not be deemed a waiver by the Corporation of any subsequent breach.

                                   ARTICLE IX
                                     NOTICE

     Any notice required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given and received in all respects when personally delivered or when deposited in the United States mail, certified mail, postage prepaid, return receipt requested and addressed to the principal office of the Corporation or the residence of the Employee, as the case may be.

                                    ARTICLE X
                                   ASSIGNMENT

     The Employee may not assign, pledge or encumber any interest in this Agreement or any part thereof without the prior written consent of the Corporation.

                                   ARTICLE XI
                          COMPLETE AGREEMENT; AMENDMENT

     This Agreement contains the full and complete understanding and agreement of the parties and supersedes all prior agreements or understandings, whether oral or written, between the parties with respect to the subject matter hereof. This Agreement may not be modified, amended or discharged orally.

                                   ARTICLE XII
                                  GOVERNING LAW

     This Agreement and all questions of its interpretation, performance, enforceability and the rights and remedies of the parties hereto shall be governed by and determined in accordance with the laws of the State of Wisconsin.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day, month and year first above written.


                                                 AMERICAN MEDICAL SECURITY, INC.

                                            By:       /S/ WALLACE J. HILLIARD
                                               ---------------------------------
                                               Its:   PRESIDENT



                                                      /S/ SCOTT B. WESTPHAL
                                               ---------------------------------
                                               Scott B. Westphal